Exhibit 10.2
                           INTERNATIONAL PAPER COMPANY
                  EQUIPMENT PURCHASE AND INSTALLATION CONTRACT
                                CONTRACT #0618041


AGREEMENT dated July 23, 2004 between INTERNATIONAL PAPER COMPANY, a New York Corporation having its principal office 400 Atlantic Street, Stamford, Connecticut, 06921 ("COMPANY") and TRANSBOTICS CORPORATION, a Delaware Corporation having its principal office at 3400 Latrobe Drive, Charlotte, NC 28211 ("SUPPLIER").

ARTICLE 1.  EQUIPMENT TO BE SUPPLIED:
            ------------------------

SUPPLIER agrees to sell to COMPANY and COMPANY hereby agrees to purchase from SUPPLIER, the Equipment ("Equipment") described in SUPPLIER'S pricing proposal ENG-PROP-0307-001-REV4 and ENG-PROP-0310-004REV5 dated June 25, 2004 ("Proposal"). Supplier further agrees to supply and COMPANY agrees to acquire the software products described in the Proposal pursuant to the software license agreements set forth or referenced in the proposal. COMPANY acknowledges that it will not acquire any right, title or interest in such software other than as expressly set forth in the respective software license agreements.

ARTICLE 2.  INSTALLATION:
            ------------

SUPPLIER agrees to provide all engineering, supervision, labor, materials, tools, and equipment and to do all things necessary for the proper installation of the Equipment at COMPANY's facilities in Pensacola, FL and Courtland, AL as described in the Proposal and Inquiries (the "Work").

ARTICLE 3.  TIME OF PERFORMANCE:
            -------------------

Work in fulfillment of this contract shall commence no later than June 21, 2004 and shall be completed no later than December 31, 2004.

ARTICLE 4.  CONTRACT PRICE, TERMS OF PAYMENT, AND WARRANTY:
            ----------------------------------------------

Upon successful completion of all of the Work, COMPANY agrees to pay SUPPLIER a total Contract Price of $1,468,981.00.

                              Equipment      $352,498  - Pensacola
                              Installation   $96,274 - Pensacola

                              Equipment      $894,828 - Courtland
                              Installation   $125,381 - Courtland

This  package is  purchased  F.O.B.  COMPANY's  DOCKS,  Pensacola,  FL, and
Courtland, AL

Payment of the Contract Price shall be made by the COMPANY to the SUPPLIER according to the following terms:

EQUIPMENT
---------
Pensacola
30% upon placement of order (July 21, 2004) 20% upon agreement of Functional Specification 30% upon acceptance at SUPPLIER's factory
20% upon final field acceptance COMPANY's facility, Pensacola, FL

Courtland
25% upon placement of engineering order (July 8, 2004)
Upon full funding of the Capital Investment Proposal the final three payments will be made according to the following: 25% upon agreement of Functional Specification 30% upon acceptance at SUPPLIER's factory
20% upon final field acceptance COMPANY's facility, Courtland, AL

First payment will be made immediately after receipt of invoice, remainder Net 30 days

WARRANTIES

Warranty Period: The Warranty Period shall mean the period commencing on the date of Acceptance and ending at the close of business on the date that is one
(1) year after the date of Acceptance, except that for Danaher Motion parts, the Warranty Period shall be two years. SUPPLIER shall pass along all third party warranties as provided by each vendor, encouraging each vendor to extend their warranties to two years.

Functional Specification: SUPPLIER will prepare, with COMPANY's cooperation and assistance, a detailed functional specification (Functional Specifications) based on the System Specifications. Once completed, the Functional Specifications shall be mutually agreed upon by COMPANY and SUPPLIER in writing, and shall include the complete and exclusive specifications for defining the SUPPLIER System to be provided by SUPPLIER as well as Acceptance and Performance Criteria, shall govern the development, installation, and acceptance thereof, and shall further include a listing of and specifications for all COMPANY Furnished Products, including associated accessories and related services necessary for such development, installation and acceptance.

The System Specifications and the Functional Specifications shall be based upon information provided by COMPANY. In the event that, subsequent to the Effective Date, COMPANY requests a change in the System Specifications or Functional Specifications, SUPPLIER reserves the right to: (i) stop work until COMPANY and SUPPLIER have agreed upon revised System Specifications or revised Functional Specifications and an equitable price adjustment and/or a revised delivery schedule; or (ii) decline the requested change and continue performance under the most recently agreed System and Functional Specifications until a mutual agreement is reached.

Design Warranty: SUPPLIER warrants to COMPANY that SUPPLIER Hardware will be free from defects in design during the Warranty Period (as defined above), except to the extent COMPANY provides or dictates a certain design.

Materials and Workmanship Warranty: SUPPLIER warrants to COMPANY that the SUPPLIER Hardware will be free from defects in material and workmanship during the Warranty Period.

SUPPLIER Software: EXCEPT AS SET FORTH IN THE SOFTWARE LICENSE AGREEMENTS, SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUPPLIER SOFTWARE.

Integrated Products and COMPANY Furnished Products: SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE INTEGRATED PRODUCTS AND THE COMPANY FURNISHED PRODUCTS. To the extent of all products and services constituting Integrated Products and COMPANY Furnished Products under this Agreement, SUPPLIER hereby assigns to COMPANY all of its rights with respect to representations and warranties made to or for the benefit of TRANSBOTICS by the sellers and licensors of such Integrated Products and COMPANY Furnished Products, and agrees to cooperate with COMPANY to make COMPANY obtain full benefit of such representations and warranties.

Remedies Generally: In the event any SUPPLIER Hardware fails to perform as warranted above and such failure has been reported to SUPPLIER during the Warranty Period, SUPPLIER shall, at its option, repair, replace or otherwise remedy such failure as soon as practicable at no charge to COMPANY, subject to the conditions and limitations specified below. The foregoing limited warranties are given in lieu of all other warranties of the SUPPLIER Hardware, expressed or implied, and state SUPPLIER's entire obligation, and shall be COMPANY'S exclusive remedy, with respect to defects or non-conformities in SUPPLIER Hardware furnished under this Agreement. In no event shall any SUPPLIER Hardware be deemed to have failed of its essential purpose so long as SUPPLIER is willing and able to replace, repair or otherwise remedy a defect in such product that is covered by the limited warranty specified in this paragraph "WARRANTIES."

Conditions to Warranties: Notwithstanding anything in this Agreement to the contrary, the warranties and related remedies set forth in this paragraph "WARRANTIES" shall be conditioned upon compliance with the following provisions:

COMPANY must forward written notification to SUPPLIER, received during the Warranty Period, setting forth in reasonable detail the nature of the warranty failure, and including information as to the date of purchase of the applicable SUPPLIER Hardware and a copy of SUPPLIER's original signed order confirmation (including SUPPLIER's order reference number). SUPPLIER will thereafter make a determination of whether COMPANY shall be required to return the defective SUPPLIER Hardware, or part or parts thereof, to SUPPLIER's factory for inspection. In the event that SUPPLIER determines that the return to the factory of such defective SUPPLIER Hardware, or part or parts thereof, is necessary, SUPPLIER will furnish a Return Material Authorization Number (a "RMA number") to COMPANY.

 All shipping and insurance charges related to such return must be pre-paid by COMPANY and all documentation referring to such returned products must contain the RMA number. No returns will be accepted by SUPPLIER without such RMA number.

With regard to any defective products so returned to SUPPLIER's factory pursuant to the foregoing paragraph, upon SUPPLIER's receipt, it will promptly make an inspection of the products so returned. If the alleged defective product warrants repair or replacement in SUPPLIER's reasonable determination, SUPPLIER will, at its option, repair or replace such product as soon as practicable. Any repair or replacement shall be done without charge to COMPANY and the products will be returned to COMPANY with all shipping and insurance charges pre-paid by SUPPLIER via a method of transportation reasonably determined by SUPPLIER, if special delivery is requested however, such cost shall be paid by customer.

In the event that a defective product is determined by SUPPLIER not to be covered by a warranty stated in this paragraph "WARRANTIES" for any reason (including, without limitation, being outside of the scope of the warranty, or failure to satisfy any condition or subject to any limitation stated herein), SUPPLIER shall provide COMPANY with an estimated cost of repair or replacement of such product if TRANSBOTICS believes it can repair or replace such product. Thereafter, SUPPLIER shall attempt to repair or replace the defective product if requested to do so in writing COMPANY. Any such repair or replacement shall be performed by SUPPLIER at its then current prices with respect to materials and hourly service rates with respect to labor. All costs of freight, packaging, and insurance shall be the responsibility of COMPANY. In the event that a defective product is determined by SUPPLIER not to be covered by a warranty stated in this paragraph "WARRANTIES" for any reason, COMPANY agrees to reimburse SUPPLIER for out-of-its pocket expenses and time (at its hourly service rates) incurred in making such determination.

In the event that COMPANY claims that a condition of urgency exists with respect to the repair or replacement of a defective product covered by a warranty set forth above and that there is insufficient time to return said alleged defective product for inspection by SUPPLIER in accordance with the conditions set forth above, SUPPLIER shall upon receipt of a purchase order from COMPANY ship a replacement of such defective product to COMPANY, all freight, packaging, and insurance charges collect, and bill COMPANY for such product at its then current prices for products or spare parts.

Limitation on Warranties: Notwithstanding anything in this Agreement to the contrary, the warranties and related remedies set forth in this paragraph "WARRANTIES" shall not apply if the claimed breach or problem is caused by: (i) normal wear and tear; (ii) the malfunctioning or non-performance of equipment, communication lines, hardware or software other than SUPPLIER Products that are part of the project; (iii) COMPANY'S sole negligence or fault; (iv) COMPANY'S failure to follow the instructions set forth in the user documentation delivered by COMPANY; (v) repair or modifications to or changes in the SUPPLIER Products which are not made or approved in advance by SUPPLIER; (vi) modifications to or changes in the equipment, hardware or software other than the SUPPLIER Products that are part of the project in which the CONTRACTOR Products form a part, except if such modifications or changes are made by SUPPLIER; (vii) overloading;
(viii) exposure to corrosive or abrasive substances; (ix) improper installation by any third party, or (x) use and application of the SUPPLIER Products inconsistent with the Functional Specifications.

PERFORMANCE GUARANTEE:
---------------------

Performance Guarantee by SUPPLIER is as follows:

Each System (Courtland and Pensacola) as a whole shall meet the Acceptance Criteria and Performance Criteria/Metrics as stated in its respective Functional Specification. In the event of the failure of the System as a whole to meet the Acceptance criteria as defined in the respective Functional Specifications within six months after delivery, SUPPLIER will promptly supply any and all material, labor, engineering, and supervision necessary to correct any such deficiency(ies) at no cost to COMPANY. SUPPLIER will promptly begin to correct any area(s) of non-performance by the next business day after notification by COMPANY, or as mutually agreed by COMPANY and SUPPLIER. If the system is determined to be non-performing, one or more SUPPLIER'S technical service men, or engineer(s), shall remain on-site, as long as COMPANY is actively working with SUPPLIER'S personnel to achieve acceptance. Should Acceptance not occur within six (6) months after delivery, due to no fault of COMPANY, COMPANY may elect to have the Equipment removed at no expense to COMPANY, and all monies paid to date refunded.


ARTICLE 5.  TITLE AND PATENTS:
            -----------------

SUPPLIER warrants and represents that it has absolute title to and full right to dispose of the Equipment described in Article 1 hereof, and there are no liens, claims, or encumbrances of any kind whatsoever against the said Equipment. In the event that any claim is made, or action brought against the COMPANY based on a claim that the Equipment or any part thereof constitutes an infringement of any U.S. Letters Patent, the COMPANY agrees to notify SUPPLIER immediately thereof and SUPPLIER agrees to defend and hold COMPANY harmless with respect to any such claim. SUPPLIER shall have the right, with the COMPANY'S assistance if required, but at SUPPLIER'S expense, to conduct settlement negotiations or any litigation, and SUPPLIER shall pay all damages awarded against the COMPANY. In case the Equipment or any part thereof is held to be an infringement, and the use is enjoined, or if SUPPLIER deems the continued use inadvisable, , SUPPLIER shall at its option and expense: (a) procure for the COMPANY the right to continue using the Equipment, (b) replace same with non-infringing Equipment, or
(c) remove same and refund the Contract Price. SUPPLIER's obligations under the foregoing infringement warranties shall be conditioned COMPANY having given the SUPPLIER immediate notice provided for above, and having used the Equipment or any part thereof only in accordance with the provisions of this Contract, and not having altered or changed the Equipment in any material way. The foregoing states SUPPLIER'S entire liability for patent infringement by the Equipment or any part thereof.

ARTICLE 6. LIMITATION OF LIABILITY

IN NO EVENT SHALL TRANSBOTICS' LIABILITY TO CUSTOMER HEREUNDER EVER EXCEED TWO
(2) TIMES THE PURCHASE PRICE PAID TO TRANSBOTICS. NEITHER PARTY HERETO SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONTINGENT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED ON THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 7.  SUPPLIER'S DUTIES:
            -----------------

SUPPLIER covenants with COMPANY to furnish its best skill and judgment in the performance of its obligations hereunder and, in fulfilling such obligation, to cooperate with COMPANY and others engaged in work in and about the job site. SUPPLIER agrees to furnish sufficient business administration and superintendence and to use every effort to keep upon the Work at all times an adequate supply of skilled workers and materials, equipment and tools, and to secure execution of the Work in the best, most expeditious and economical manner consistent with the interest of COMPANY.

SUPPLIER shall continuously maintain adequate protection of all SUPPLIER'S work and all work of subcontractors from damage and shall protect COMPANY'S property from injury or loss arising in connection with this Contract. SUPPLIER shall do whatever is reasonably necessary to protect adjacent or neighboring property.

SUPPLIER acknowledges and agrees that COMPANY may, from time to time issue notice to SUPPLIER and designate in writing preferred vendors, subcontractors and service providers herein after referred to as "Tier I Suppliers". With respect to the Scope of Work hereunder and to the extent goods and services of Tier I Suppliers are available, SUPPLIER agrees to purchase goods and services from Tier I Suppliers when the technology presents itself equivalent for the project and when the facilities present the Tier I Supplier as needed component to the project.


ARTICLE 8.  INDEPENDENT CONTRACTOR:
            ----------------------

The SUPPLIER agrees that in the performance of the Work under this Contract the SUPPLIER shall act as an independent CONTRACTOR, and all of its agents and employees and agents and employees of its subcontractors, shall be subject solely to the control, supervision and authority of the SUPPLIER or its subcontractors.




ARTICLE 9.  CHANGES IN THE WORK:
            -------------------

COMPANY may, from time to time, by written instructions to the SUPPLIER by COMPANY, request changes, issue additional instructions, require additional work or direct the omission of work previously ordered, and the provisions of this AGREEMENT shall apply to all such changes, deletions, modifications and additions with the same effect as if they were originally embodied in this AGREEMENT. SUPPLIER shall not be obligated to furnish extra material or labor required to implement such request unless and until all specifications therefore and necessary adjustments to the Contract Price, Functional Specification, and the time for completion have been mutually agreed upon in writing.

ARTICLE 10.  EQUAL EMPLOYMENT OPPORTUNITY, EMPLOYMENT OF VETERANS AND THE
             HANDICAPPED:
             -------------------------------------------------------------------

During the performance of this Contract, to the extent applicable, the SUPPLIER agrees to abide by the provision of 41 C.F.R 60-1, 60- 741, and 60-250 and these provisions are incorporated by reference herein.

Further, all goods, equipment and services provided under this Contract must be produced in compliance with all applicable laws, and the invoice for all such goods, equipment and services must bear the following legend:

"We hereby certify that the goods, equipment and services covered by this Contract were produced in compliance with all applicable requirements of sections 6, 7, 11 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders issued under Section 14, thereof."

ARTICLE 11.  COMPLIANCE WITH RULES, REGULATIONS AND LAWS:
             -------------------------------------------

SUPPLIER shall comply with all laws relative to SUPPLIER'S operations hereunder and shall pay all permits, license fees or other sums qualifying SUPPLIER under the law to perform the Work and shall, upon request, furnish satisfactory evidence to COMPANY of such compliance. Permits for permanent structures, or permanent changes in existing facilities shall be obtained and paid for by COMPANY except that SUPPLIER, if so instructed, shall obtain the same. SUPPLIER covenants that SUPPLIER will promptly pay when due, all taxes of every kind due to any taxing authority on account of SUPPLIER'S performance of the Work including, without limitation, license, property, social security, income tax withholdings, and shall save and hold COMPANY harmless on account thereof. Should any governmental entity (including but not limited to entities enforcing the Occupational Safety and Health Act) seek to impose liability on the COMPANY arising out of the work performed under this Contract, SUPPLIER agrees to indemnify and hold the COMPANY harmless respecting any such liability including any fines, penalties and reasonable attorney's fees incurred by COMPANY.

SUPPLIER agrees to advise its employees and the employees of its subcontractors and agents that: 1) it is the policy of COMPANY that the use, possession, sale, transfer or purchase of alcohol, drugs, or controlled substances on COMPANY property is prohibited as is the presence on COMPANY property of anyone under the influence of same; 2) entry onto COMPANY property constitutes consent to an inspection of the employee and his or her personal effects when entering, on, or leaving COMPANY property; 3) any employee who is found in violation of the policy or who refuses to permit an inspection may be removed and barred from COMPANY property, at the discretion of COMPANY.

ARTICLE 12.  COSTS DUE TO NEGLIGENCE:
             -----------------------

Any costs due to negligence of SUPPLIER or anyone directly employed by it, whether for the making good of defective work, disposal of material wrongfully supplied, making good of damage to property, excess costs for labor, or otherwise, shall be borne by SUPPLIER. COMPANY may withhold money due SUPPLIER to cover any such costs paid by COMPANY. Where negligence or error are shared, the parties shall allocate the cost of any such negligence or error in proportion to their respective fault.

ARTICLE 13.  INSPECTION OF WORK:
             ------------------

COMPANY'S representative shall at all times have access to the work wherever it is in preparation or progress and SUPPLIER shall provide proper facilities for such access and for inspection. SUPPLIER shall make such tests, or furnish certificates or other evidence as may be required by specifications or by COMPANY'S representatives to show that the requirements of this Contract have been fulfilled.

Upon satisfactory demonstration that the Equipment meets the applicable Functional Specification for it at SUPPLIER's factory, COMPANY shall accept such Equipment and thereby approve its release for shipment. Upon satisfactory demonstration at COMPANY's sites pursuant to the acceptance procedures agreed upon in the Functional Specification that the installed Equipment meets all material Functional Specifications, COMPANY shall give final field acceptance of the installed Equipment.

ARTICLE 14.  LIENS:
             -----

Neither the final payment nor any part of the retained percentage shall become due until SUPPLIER shall have delivered to COMPANY a complete release of all liens arising out of the Contract, in form satisfactory to COMPANY, and, if required, receipts in full for all labor and materials and an affidavit that so far as SUPPLIER has knowledge or information the release and receipts include all the labor and material for which a lien could be filed. If any subcontractor refuses to furnish a release or receipt in full, SUPPLIER may furnish a bond satisfactory to COMPANY, to indemnify COMPANY against any lien. If any lien or claim of lien shall remain unsatisfied after all payments are made, SUPPLIER shall refund to COMPANY all monies that the latter may be compelled to pay in discharging such a lien, including all costs and a reasonable attorney's fee. If requested by COMPANY, prior to commencing work under this Contract, SUPPLIER shall execute a waiver of mechanics' and/or materialmen's liens in a form acceptable to COMPANY.

ARTICLE 15.  INSURANCE HOLD HARMLESS CLAIMS:
             ------------------------------

1. Insurance to be carried by SUPPLIER. During the term of the Contract, SUPPLIER shall maintain primary insurance coverage listed below with insurers satisfactory to the COMPANY:

a. Workers' Compensation and Employer's Liability. Workers' Compensation as required by statute, and if applicable, liability under the Federal Longshoremen and Harbor Workers Act and the Death on the High Seas Act ("Jones Act"). Employer's liability coverage shall be for a minimum of $500,000 Disease - Policy Limit, $100,000 Disease - Each Employee and $100,000 Each Accident. CONTRACTOR's policy or policies shall include coverage for Owners/Partners/Executive Officers of CONTRACTOR and shall provide coverage on a stop-gap basis and require all subcontractors to maintain similar coverage (unless Contractor's policy or policies insure subcontractor employees on a primary basis) for the subcontractor's employees employed in connection with the Project. (7/03)

b. Commercial Liability Including Completed Operations.

     (1) Bodily injury and property damage shall be for a minimum of $1,000,000 each occurrence for a Combined Single Limit.

     (2) Commercial Liability insurance shall include "contractual" coverage for the indemnity clause set forth in Paragraph 3 of this Article 14.

     (3) If the work involves hazards due to blasting or explosions, or the hazards of the collapse of or structural injury to any building due to excavation, pile driving, shoring, underpinning, etc., or the hazards of injury to or destruction of underground wiring, piping, etc., arising from the use of mechanical equipment, then the policy shall be expressly endorsed to cover such hazards.

c. Automobile Liability. Coverage shall be for non-owned hired vehicles and owned vehicle as set forth below:

         Bodily injury and property damage shall be for a minimum of $1,000,000 each occurrence for a Combined Single Limit.

2. COMPANY Named as an Additional Insured/SUPPLIER'S Insurance Certificates. SUPPLIER shall cause COMPANY to be named as an Additional Insured under SUPPLIER'S Commercial General Liability, and certificate(s) (to be followed by endorsement(s) to the policy by the carrier(s)) evidencing this fact shall be submitted to COMPANY and must be approved by COMPANY before work commences under this Contract. The insurance specified in 1.(b) above shall be primary to and not in excess of any other insurance available to COMPANY. SUPPLIER shall obtain from its insurer(s} for insurance coverage in Section 1.(b) and (c) a waiver of subrogation in favor of COMPANY. In the event of failure to furnish such certificate(s) or endorsement(s), or the cancellation of any required insurance, without prejudice to any other remedy COMPANY may have, COMPANY may terminate the Contract, or, at its option, upon the giving of five (5) days notice by ordinary mail to SUPPLIER, obtain any required insurance and charge the cost thereof to SUPPLIER. All certificates must contain a clause reading in substance as follows: (8/00)

"The Insurance COMPANY will notify COMPANY, in writing, at the site of the work, at least thirty (30) days prior to any cancellation, or any change in or reduction of the coverages shown herein."

3. Indemnity. To the fullest extent permitted by law, SUPPLIER agrees to indemnify, defend and hold harmless COMPANY from and against any and all claims, losses, damages, lawsuits, and expenses (including attorneys' expenses) arising out of or related to property damage or personal injury (including resulting death) to third parties, including but not limited to Company's employees and subcontractors, arising directly or indirectly out of SUPPLIER performing installation work at Company's site. 4. Risk of Loss to the Work. COMPANY shall assume such risk of loss to property of COMPANY, SUPPLIER and any subcontractor as normally insured by an-all-risk property insurance policy which shall cover the Work incorporated in the project and all material for the same stored on the building site and intended for the permanent use therein. COMPANY shall not be responsible for, and assumes no liability for, any damage however caused to any sheds, equipment, machinery, materials, tools, supplies or personal effects belonging to or rented by SUPPLIER, any subcontractor, or employees of either. The COMPANY, SUPPLIER and any subcontractors mutually agree to waive the right of subrogation for loss or damage to the property as defined in this paragraph and covered by property insurance.

ARTICLE 16.  PERFORMANCE AND PAYMENT BONDS:
             -----------------------------

COMPANY shall have the right, prior to the signing of the Contract, to require SUPPLIER to furnish bond covering the faithful performance of the AGREEMENT, and the payment of all obligations arising thereunder, in such form as COMPANY may prescribe and with such sureties as it may approve. If such bond is required, the premium shall be paid by SUPPLIER.

ARTICLE 17.  MAINTENANCE AND CLEANUP OF PREMISES:
             -----------------------------------

SUPPLIER agrees to keep the area in which its employees and agents are working in a safe and reasonably clean condition during the performance of the Work. Upon completion of the Work, SUPPLIER shall leave such areas in a cleared and clean condition free from all rubbish, waste materials resulting from SUPPLIER'S operations and from all property of SUPPLIER used in the performance of the Work. In the event SUPPLIER fails to comply with the above provisions to the satisfaction of COMPANY, then such clearing and cleaning may be done by COMPANY at the expense of SUPPLIER.





ARTICLE 18.  SAFETY:
             ------

All rules and regulations in effect at the site of the Work regarding safety and fire protection rules, passes, badges, lists of employees, and conduct on the property shall be rigidly observed by SUPPLIER, and its employees and agents. SUPPLIER shall provide and maintain all facilities necessary for the ample protection of the public and the workers employed about the site, as may be required. SUPPLIER agrees that in the performance of the Work, SUPPLIER will comply with all applicable standards with respect to the employees of the SUPPLIER and all subcontractors under the Occupational Safety and Health Act and regulations issued thereunder (and under any similar State Laws); and any expense incurred by the COMPANY at the site of the Work to assist the SUPPLIER in meeting such standards will be charged to the SUPPLIER.

COMPANY has reviewed SUPPLIER's drug-free work place rules and policies. SUPPLIER will not send any employee to work on COMPANY property who has not complied with such rules and policies.

SUPPLIER will test its employees working on COMPANY property for the presence of illegal drugs, alcohol, and controlled substances, where not prohibited by any state or local law, under the following circumstances:

(a) if there is reason to suspect the employee is working under the influence of illegal drugs, alcohol or unauthorized controlled substances,

(b) if the employee is involved in an avoidable accident which results in injury to the employees or another or which causes significant property damage. The determination of whether damage was significant will be made by local COMPANY management and will include consideration of the actual or estimated cost of repairs, value of disruptions caused by operational upsets or product lost, and/or downtime caused.

(c) with respect to illegal drugs and controlled substances, on a random basis, using a nondiscriminatory selection procedure.

SUPPLIER will not permit any of its employees to work on COMPANY property who has had a positive test result under the circumstances described in paragraph 2 or who refuses to undergo a test when asked to do so.

SUPPLIER will require that its subcontractors, representatives, agents or vendors which send employees on COMPANY property agree to all of the above provisions.

Test for the presence of illegal drugs or controlled substances refers to a specific analysis of a urine specimen to determine the presence of a specific drug or its metabolites and shall include both an initial test and gas chromatography/mass spectroscopy (GC/MS) confirmatory test.



ARTICLE 19.  SUPPLIER'S FAMILIARITY WITH CONDITIONS AND SITE:
             -----------------------------------------------

SUPPLIER represents that it has visited but has not thoroughly investigated the site; that in its judgment it has become sufficiently familiar with all operating and working conditions at the site to enable it fully and faithfully to perform this Contract without interference to or obstruction of any operations of COMPANY at the site. SUPPLIER will make COMPANY aware of any issues and obstructions that need to be addressed before installation begins. If these issues or obstructions cause an increase to the SUPPLIER'S cost, the COMPANY must approve the increase before installation begins.

ARTICLE 20.  SETOFF:
             ------

Any payment due to SUPPLIER under this Contract may, at COMPANY'S option be withheld by COMPANY to offset any sum which SUPPLIER may owe to COMPANY or to any subsidiary or affiliate of COMPANY with respect to the same facility and only up to the amount disputed in good faith by COMPANY. COMPANY and SUPPLIER shall immediately attempt to resolve in good faith any disputed claims for payment or setoff and shall refer the dispute to their respective senior executives with authority to decide the dispute if settlement cannot be reached within ten(10) business days. Any matter that cannot be so resolved may be referred to mediation pursuant to Section 28.

ARTICLE 21.  NON EXERCISE OF RIGHTS OR PRIVILEGES BY COMPANY:
             -----------------------------------------------

The failure of COMPANY to insist in any one or more instances upon strict performance of the covenants of this AGREEMENT, or to exercise any option, right or privilege herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option, but the same shall remain and continue in full force and effect. The making of payments by COMPANY to SUPPLIER with knowledge of the breach of any terms, conditions or covenants of this AGREEMENT shall not be deemed a waiver of such breach, and no waiver by COMPANY of any breach shall be deemed to have been made unless expressed in writing specifically referring to this AGREEMENT and signed by a duly authorized representative of COMPANY.

ARTICLE 22.  INCONSISTENCIES:
             ---------------

Any inconsistencies between or among the parts of this AGREEMENT shall be resolved by the following order of precedence:

1) This Agreement; 2) Project Schedule; 3) Functional Specifications; and 4) the Proposal.

ARTICLE 23.  TIME IS OF THE ESSENCE:
             ----------------------

COMPANY and SUPPLIER agree that time is of the essence in the performance of this Contract and of each of its covenants and conditions.



ARTICLE 24.  DELAYS AND EXTENSIONS OF TIME:
             -----------------------------

If SUPPLIER is delayed in the completion of the work for any reason beyond the control and without the fault or negligence of SUPPLIER, the time for completion shall be extended for a period determined by the COMPANY and SUPPLIER to be equal to the delay, provided that SUPPLIER notified COMPANY'S Representative in writing of such delay and basis therefore within forty-eight (48) hours after the cause therefore becomes apparent. Such opportunity by SUPPLIER to secure an extension of time to complete the work delayed due to circumstances referenced in the preceding sentence shall be deemed fully compensatory to SUPPLIER and in lieu of any claim by SUPPLIER to monetary damages due to such delay.

ARTICLE 25.  CONFIDENTIALITY/TRADE SECRETS:
             -----------------------------

All specifications, data and other information furnished by COMPANY, or its agents, to SUPPLIER in connection with this Contract remain the exclusive intellectual property of COMPANY and shall be treated by the SUPPLIER as proprietary and shall not be disclosed or used, except for implementation of this Contract, without prior written approval of COMPANY'S Vice President, Global Sourcing. The purchase of SUPPLIER'S material/ service does not authorize the SUPPLIER to use the name of or make reference to COMPANY for any purpose in any releases for public or private dissemination, nor shall the SUPPLIER divulge or use in any advertisement or publication any specifications, data or other information pertaining to or relating to this usage without prior written approval of COMPANY'S Vice President, Global Sourcing.

COMPANY shall use the same care and discretion to protect the confidentiality of all information disclosed by SUPPLIER to COMPANY that concerns the functions, specifications, design, or performance of any of the Equipment or software products furnished by SUPPLIER hereunder and shall not disclose to third parties (including its employees, except those who have a need to know such confidential information in order to carry out COMPANY's obligations hereunder, use, reproduce or distribute any of such information except as expressly authorized in advance by SUPPLIER.

ARTICLE 26.  INVALIDITY OR UNENFORCEABILITY:
             ------------------------------

If any provision of this Contract, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Contract, and the application of such provision to persons or circumstances other than those as to which it is specifically held invalid or unenforceable, shall not be affected thereby, and each and every remaining provision of this Contract shall be valid and binding to the fullest extent permitted by law.



ARTICLE 27.  ENTIRE CONTRACT:
             ---------------

This Contract is solely for the benefit of the parties hereto and represents the entire and integrated contract between the parties and supersedes all prior negotiations, representations, or agreements, either written or oral.

ARTICLE 28.  RESOLUTION OF DISPUTES
             ----------------------

In the event of a breach of this Agreement, or a dispute as to the meaning of this Agreement, or any of its terms, which the parties cannot resolve by themselves amicably, the parties agree to expeditiously submit such dispute to resolution through the use of non-binding mediation or an acceptable alternative dispute resolution procedure. Each party shall bear its own cost of presenting its case, and one-half of the costs incurred in the alternative dispute resolution procedure.

ARTICLE 29. FORCE MAJEURE
            -------------

Any delays in or failure of performance by COMPANY or SUPPLIER shall not constitute default hereunder if and to the extent such delays or failures of performance are caused by occurrences beyond the control of COMPANY or SUPPLIER, as the case may be, including but not limited to: acts of God or the public enemy; expropriation or confiscation of facilities; compliance with any order or request of any governmental authority; act of war, rebellion, terrorism as defined by the then in effect standards of the Department of Homeland Security or sabotage or damage resulting therefrom; fire, floods, explosion, accidents; riots, strikes, labor disputes or other concerted acts of workmen, whether direct or indirect; or any cases, whether or not of the same class or kind as those specifically above named, which are not within the control of COMPANY or SUPPLIER and which by the exercise of reasonable diligence COMPANY or SUPPLIER are unable to prevent.

ARTICLE 30.  GOVERNING LAW:
             -------------

This contract is governed by the law of the state of the site of the Work.

ARTICLE 31.  DATE WARRANTY AND COMPLIANCE
             ----------------------------

31.1 Representations and Warranties. Unless otherwise stated in a Work Order, SUPPLIER represents and warrants that the Deliverables shall be "Date Compliant" (as defined below). For purposes of this AGREEMENT "Date Compliant" means:

(i) the functions, calculations and other computing processes of the deliverable (collectively, "Processes") perform in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the date input to the deliverable and whether or not the dates are affected by leap years;

(ii) the deliverable accepts, calculates, compares, sorts, extracts, stores, sequences and otherwise processes date inputs and date values, and returns and displays date values in a consistent manner regardless of the dates used;

(iii) the deliverable will function without interruptions caused by the date and time on which the Processes are actually performed or by the date input to the deliverable;

To the extent that COMPANY determines in its reasonable discretion that the deliverable is not Date Compliant, SUPPLIER agrees, at its sole cost and expense, to correct the noncompliance within five (5) business days. SUPPLIER agrees to indemnify COMPANY from and against any and all losses, liabilities, damages (including, but not limited to, consequential, incidental and indirect damages) and expenses (including reasonable attorneys' fees) sustained or incurred by COMPANY as a result of the deliverable not being Date Compliant. Notwithstanding anything to the contrary in this AGREEMENT, any statement in this agreement that serves or intends to limit SUPPLIER'S liability, shall not apply to this section.

31.2 Survival. The warranties and obligations set forth in this Section shall survive the expiration of any other warranty period or the expiration or termination of this AGREEMENT.

TRANSBOTICS CORPORATION                       INTERNATIONAL PAPER COMPANY
(SUPPLIER)                                    (COMPANY)

By:/s/Claude Imbleau                          By:
   ---------------------------------------         -----------------------------

Title: President & CEO                        Title:
       -----------------------------------            --------------------------

Date:  7/23/04                                Date:
     -------------------------------------           ---------------------------